Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangible Assets
GOODWILL AND OTHER INTANGIBLE ASSETS

The Company completed its annual assessment of the carrying value of goodwill during 2015 and concluded that its carrying value was not impaired. The following table presents a roll forward of the Company's goodwill activity (in thousands):

	2015	2014

Beginning balance	$71,401	$71,401
Goodwill reduction in conjunction with sale of CityInsurance	(3,020)	—
Goodwill acquired in conjunction with the acquisition of AFB	7,875	—
Ending balance	$76,256	$71,401

The Company believes that the customer relationships with the deposits acquired have an intangible value. In connection with acquisitions, the Company recorded a core deposit intangible, which represented the value that the acquiree had with their deposit customers. The fair value was estimated based on a discounted cash flow methodology that considered the type of deposit, estimated deposit retention, the cost of the deposit base and an alternate cost of funds. The following tables present the details of the Company's core deposit intangibles (in thousands):

	2015	2014

Gross carrying amount	$9,802	$8,387
Accumulated amortization	(6,266)	(5,590)
	$3,536	$2,797

Beginning balance	$2,797	$3,741
Core deposit intangible acquired in conjunction with the acquisition of AFB	1,415	—
Amortization expense	(676)	(944)
Ending balance	$3,536	$2,797

The core deposit intangible amortization expense for the year ended December 31, 2013 was $1.0 million. The core deposit intangibles are being amortized over ten years. The estimated amortization expense for core deposit intangible assets for each of the next five years is as follows (in thousands):

2016	$602
2017	545
2018	496
2019	454
2020	416
Thereafter	1,023
$3,536